UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported)

November 16, 2011

NORTHROP GRUMMAN CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	1-16411	No. 80-0640649
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2980 Fairview Park Drive, Falls Church, Virginia 22042

www.northropgrumman.com

(Address of principal executive offices and internet site)

(703) 280-2900

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers	3

Item 9.01 Financial Statements and Exhibits	3
SIGNATURE	4
INDEX TO EXHIBITS	5

EXHIBIT 99.1

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 17, 2011, Northrop Grumman Corporation (the “Company”) announced that Kenneth N. Heintz, Corporate Vice President, Controller and Chief Accounting Officer (Principal Accounting Officer) of the Company, will retire from his position as Principal Accounting Officer immediately following the filing of the Company’s Form 10-K for the year ending December 31, 2011. Mr. Heintz will remain with the Company as Corporate Vice President, Finance until his retirement from the Company, which is expected to occur prior to March 31, 2012.

In addition, on November 16, 2011, the Board of Directors of the Company elected Kenneth L. Bedingfield as Corporate Vice President, Finance effective as of November 28, 2011, and as Corporate Vice President, Controller and Chief Accounting Officer (Principal Accounting Officer) effective upon Mr. Heintz’s retirement from the position of Corporate Vice President, Controller and Chief Accounting Officer (Principal Accounting Officer). From 1994 through November 2011, Mr. Bedingfield, 39, served in various capacities with KPMG LLP, including as the National Client Leader for KPMG’s Aerospace and Defense audit practice since December 2010 and as audit partner since October 2005.

Mr. Bedingfield will receive salary, bonus and equity awards, and will participate in other benefit and compensation plans, at levels consistent with his position and scope of responsibility. The Company has not entered into a material compensatory arrangement with Mr. Bedingfield and has not granted a material award in connection with this appointment.

A copy of the Company’s press release announcing Mr. Heintz’s retirement, as well as Mr. Bedingfield’s election as Corporate Vice President, Controller and Chief Accounting Officer is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

Exhibit 99.1	Press Release (“Northrop Grumman Elects Kenneth L. Bedingfield, Corporate Vice President, Controller and Chief Accounting Officer, Effective 2012; Kenneth N. Heintz to Retire”), dated November 17, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHROP GRUMMAN CORPORATION (Registrant)

By:	/s/ Jennifer C. McGarey
Jennifer C. McGarey
Corporate Vice President and Secretary

Date: November 17, 2011

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Press Release (“Northrop Grumman Elects Kenneth L. Bedingfield, Corporate Vice President, Controller and Chief Accounting Officer, Effective 2012; Kenneth N. Heintz to Retire”), dated November 17, 2011

5